MONEY MARKET FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MONEY MARKET FUNDS

SUPPLEMENT DATED NOVEMBER 4, 2019 TO THE PROSPECTUS DATED JULY 31, 2019, AS SUPPLEMENTED

1.

Effective immediately, the second and third paragraphs of the section entitled “Investment Objectives” in the “Additional Information on Investment Objectives, Principal Investment Strategies and Related Risks, Description of Securities and Common Investment Techniques” section of the Prospectus on page 41 are deleted and replaced with the following:

During extraordinary market conditions and interest rate environments, all or any portion of the assets of the Funds may be uninvested, or with respect to the Municipal Money Market Fund, invested in taxable instruments. Uninvested assets do not generate income. The Funds may not achieve their investment objectives during this time.

When appropriate U.S. government securities that are exempt from state taxes are unavailable, the U.S. Government Select Money Market Fund may invest in U.S. government securities that are not exempt from state taxation and repurchase agreements that are fully collateralized by cash or U.S. government securities, and hold uninvested cash.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MM PRO SPT (11/19)

NORTHERN FUNDS PROSPECTUS